As filed with the Securities and Exchange Commission on August 4, 1999
                                                   1933 Act File No. 2-98409
                                                   1940 Act File No. 811-4325

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                                     Pre-Effective Amendment No. ___   [ ]
                                     Post-Effective Amendment No. 25   [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 25                          [X]

                        FIRST INVESTORS LIFE SERIES FUND
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Secretary and Vice President
                           First Investors Series Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)
     [ ]   immediately  upon filing  pursuant to paragraph (b)
     [ ]   on (date) pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)(1)
     [ ]   on (date) pursuant to  paragraph (a)(1)
     [x]   75 days after filing pursuant to paragraph (a)(2)
     [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ]   This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                        FIRST INVESTORS LIFE SERIES FUND

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

               Cover Sheet

               Contents of Registration Statement

               Prospectus for the Focused Equity Fund and the Target Maturity 2015 Fund, series of the First Investors Life Series Fund

               Statement of Additional Information for the First Investors Life Series Fund

               Part C of Form N-1A

               Signature Page

               Exhibits

[FIRST INVESTORS LOGO]


LIFE SERIES FUND
        FOCUSED EQUITY
        TARGET MATURITY 2015


        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THE DATE OF THIS PROSPECTUS IS ______, 1999

                                    CONTENTS
INTRODUCTION

FUND DESCRIPTIONS

        Focused Equity Fund
        Target Maturity 2015 Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

        How and when do the  Funds  price  their  shares?
        How do I buy and sell shares?

ACCOUNT POLICIES

        What about dividends and capital gain distributions?
        What about taxes?

APPENDIX

                                  INTRODUCTION

This prospectus describes two of the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy as offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies, and its primary risks. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

                                FUND DESCRIPTIONS

                               FOCUSED EQUITY FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:    The  Fund  seeks  to  achieve  its   objective  by  focusing  its
               investments in the common stocks of  approximately  20 to 30 U.S.
               companies. Generally, not more than 12% of the Fund's assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because they are undergoing corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise values. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes
               12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

PRIMARY
RISKS: While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history. However, the Fund has investment objectives and policies that are substantially similar to those of another fund managed by the Fund's investment subadviser, Arnhold and S. Bleichroeder, Inc. ("ASB" or "Subadviser"). The other fund is an unregistered, offshore fund named First Eagle Fund N.V. See the Appendix for information about the performance of this similar fund.

                               THE FUND IN DETAIL

       What are the Focused Equity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE: The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because they are undergoing some corporate or other event that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; stock buy-back programs; or industry transformations that can affect competitiveness. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two-to-five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and checks whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Fluctuations in the prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISKS: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit its losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                            TARGET MATURITY 2015 FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks a  predictable  compounded  investment  return for investors who hold their Fund shares until the Fund's maturity.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity  date of the Fund and are issued
               or   guaranteed  by  the  U.S.   government,   its  agencies  and
               instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history.

                               THE FUND IN DETAIL

        What are the Target Maturity 2015 Fund's objective, principal investment strategies, and risks?

OBJECTIVE:     The Fund seeks a  predictable  compounded  investment  return for investors who hold their Fund shares until the Fund's maturity.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased vary depending on the times remaining until maturities, prevailing interest rates, and the liquidity of the securities. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Target Maturity 2015 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to each of the Funds in the Life Series Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 53 mutual funds or series of funds with total net assets of approximately $5 billion. Except as noted below, FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For its services, FIMCO receives a fee at an annual rate of 0.75% of the average daily net assets of each Fund up to and including $250 million; 0.72% of the average daily net assets in excess of $250 million up to and including $500 million; 0.69% of the average daily net assets in excess of $500 million up to and including $750 million; and 0.66% of the average daily net assets over $750 million.

FIMCO and Life Series Fund have retained Arnhold and S. Bleichroeder, Inc. as the Focused Equity Fund's investment subadviser. Subject to continuing oversight and supervision by FIMCO and the Board of Trustees, ASB has discretionary trading authority over all of the Focused Equity Fund's assets. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of September 30, 1999, ASB and its affiliates held investment management authority with respect to more than $____ billion of domestic and international assets. For its subadvisory services, FIMCO will pay ASB an annualized fee.

The Focused Equity Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.

Clark D. Wagner of FIMCO serves as Portfolio Manager of the Target Maturity 2015 Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO, ASB and their affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO, ASB and their affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO, ASB and their affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Funds.

                          How do I buy and sell shares?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchases of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which accompanies this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus must be accompanied by a Separate Account prospectus.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Accounts which own the shares of the Funds will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the applicable Fund.

To the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These tax consequences are discussed in the accompanying Separate Account prospectus.

                                                                        APPENDIX
                                                                        --------


                PERFORMANCE OF SIMILAR FUND MANAGED BY SUBADVISER


At the time this prospectus was printed, the Focused Equity Fund had no operating history. However, the Focused Equity Fund has an investment objective, policies and strategies that are substantially similar to those of another fund managed by the Focused Equity Fund's Subadviser, the First Eagle Fund N.V. ("First Eagle"). First Eagle is organized in a foreign jurisdiction and offered outside of the United States. ASB has managed First Eagle since its inception in 1967.

Set forth below is information regarding the prior performance of First Eagle, NOT the performance of the Focused Equity Fund. This information reflects the total returns of First Eagle during the periods indicated. Since First Eagle does not pay dividends or make other distributions to its shareholders, the returns are based upon changes in the value of an investment in First Eagle over given periods. Total return is based on past results and is not an indication of future performance. The performance information is provided in two ways: (1) net of all advisory fees and other expenses, and (2) net of all advisory fees and expenses except for performance fees. The methodology for calculating the performance of First Eagle differs from that required to be employed by mutual funds that are offered in the United States.

Although First Eagle has an investment objective, policies, and strategies that are substantially similar to those of the Focused Equity Fund, First Eagle's shares are sold through different distribution channels, it has a different purchase and redemption cycle (monthly rather than daily), and it has different expenses. In nine of the ten years for which the performance history of First Eagle is provided, the total fees paid by First Eagle exceeded those projected for the Focused Equity Fund. In 1994, the expenses of First Eagle were 1.66%. First Eagle also is not subject to restrictions imposed by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. These differences may adversely affect the performance of the Focused Equity Fund and cause it to differ from the future performance of First Eagle. The Focused Equity Fund's future performance may be greater or less than the performance of First Eagle due to, among other things, differences in the sales charges, expenses, asset sizes and cash flows of the Focused Equity Fund and First Eagle.


Moreover, past performance is no guarantee of future results. You should not interpret First Eagle's historical performance as indicative of its future performance or that of the Focused Equity Fund.

                          TEN YEAR PERFORMANCE HISTORY
                      FIRST EAGLE FUND CLASSES A, B AND C*


      Year        Annual Return (Net of all     Annual Return (without     Standard & Poor's 500 Index
      ----        -------------------------     ----------------------     ---------------------------
                      fees and expenses)      deducting performance fee**)       (with dividends)
                      ------------------      ----------------------------       ----------------

12/31/89                    28.82%                       30.91%                       31.65%
12/31/90                   -11.72%                      -11.72%                       -3.14%
12/31/91                    18.72%                       19.69%                       30.48%
12/31/92                    18.66%                       19.62%                       7.64%
12/31/93                    23.07%                       24.52%                       10.05%
12/31/94                    -0.38%                       -0.38%                       1.27%
12/31/95                    30.69%                       32.98%                       37.53%
12/31/96                    24.37%                       25.96%                       22.99%
12/31/97                    27.84%                       30.93%                       33.35%
12/31/98                    38.86%                       43.18%                       28.57%

*Classes A, B and C have the same expense ratio and performance.
**This column shows performance net of all fees and expenses except for performance fees. Prior to 1997, the management fee was 1.60% of net assets. In 1997 and 1998, the management fee was 1.50%. First Eagle Fund also pays a performance fee which differs according to the class of shares. For Classes A, B and C, First Eagle Fund has paid a performance fee in the amount of 10% of the annual capital appreciation of the First Eagle Fund's share price since October 31, 1996. Prior to that date, the performance fee for Classes A, B and C was 10% of the annual capital appreciation above a threshold of 10%.

[FIRST INVESTORS LOGO]

LIFE SERIES FUND
        FOCUSED EQUITY
        TARGET MATURITY 2015


For investors who want more information about the Funds, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                    (Investment  Company Act File No.:  811-4325
                                    First Investors Life Series Fund)

                        FIRST INVESTORS LIFE SERIES FUND

95 WALL STREET                                              (800) 342-7963
NEW YORK, NEW YORK  10005

                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED ____________, 1999

    This is a Statement of Additional Information ("SAI") for First Investors Life Series Fund ("Life Series Fund") an open-end, management investment company consisting of thirteen separate investment portfolios (each, a "Fund," and collectively, the "Funds"). The objective(s) of each Fund are set forth in the Life Series Fund's Prospectus. There can be no assurance that any Fund will achieve its investment objective(s). Investments in the Funds are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are paid into either of two unit investment trusts, First Investors Life Variable Annuity Fund C ("Separate Account C") and First Investors Life Variable Annuity Fund D ("Separate Account D"). Separate Account B, Separate Account C and Separate Account D (the "Separate Accounts") pool these proceeds to purchase shares of the Funds designated by purchasers of the Policies or Contracts. TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND are only offered to Contractowners of Separate Account C and Separate Account D.

    This SAI is not a prospectus. It should be read in connection with Life Series Fund's Prospectus dated __________, 1999, which may be obtained free of cost from the Funds at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                PAGE

Investment Strategies and Risks................................   2
Investment Policies............................................  11
Portfolio Turnover.............................................  23
Futures and Options Strategies.................................  24
Investment Restrictions........................................  33
Trustees and Officers..........................................  34
Management.....................................................  36
Determination of Net Asset Value...............................  39
Allocation of Portfolio Brokerage..............................  40
Taxes..........................................................  42
Performance Information........................................  45
General Information............................................  49
Appendix A.....................................................  51
Appendix B.....................................................  52
Appendix C.....................................................  53
Appendix D.....................................................  56

                         INVESTMENT STRATEGIES AND RISKS

BLUE CHIP FUND

    BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that First
Investors Management Company, Inc. ("FIMCO" or "Adviser") believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

    The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

    The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Investment Policies" for additional information concerning these securities.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


CASH MANAGEMENT FUND

    CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature or are deemed to mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In managing the Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and the average-weighted maturity of the Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

    The Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar-denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets.

    The Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). The Fund may invest in floating and variable rate demand notes and bonds that permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Investment Policies" for additional information concerning these securities.

    The Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Life Series Fund's Board of Trustees (the "Board"), and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

    In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

     Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


DISCOVERY FUND

    DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing, under normal market conditions, in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

    The Fund seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (I.E., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Fund considers to be market capitalization of less than 90% of the weighted market capitalization of the S&P 600 Smallcap Index (currently $1.5 billion). The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

    Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

    Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small to medium market capitalization which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

    The majority of the Fund's investments are expected to be securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

    The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts."

    The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See "Investment Policies" for more information regarding these securities.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


FOCUSED EQUITY FUND

      FOCUSED EQUITY FUND seeks its objective of capital appreciation by investing primarily in the equity securities of approximately 20 to 30 U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

      The Fund invests in the stocks of companies it believes to be undervalued in the current market. The Fund generally seeks to buy stocks of companies that are involved in corporate or other events such as mergers, acquisitions, divestitures, financial restructurings, management reorganizations, stock buy-back programs and industry changes. In addition, the Fund looks for companies with proven management with a financial interest in the company under consideration, strong cash flows in excess of internal growth requirements, established franchises and the potential for at least 50% appreciation within two years. An investment in a company based on the occurrence of a corporate event is subject to the risk that the corporate event will not develop as favorably as expected or that the situation may deteriorate. For example, a merger with favorable implications may be blocked or an industrial development may not enjoy anticipated market acceptance. The Fund invests with a two-to-five year time horizon. It will generally sell a security even before this horizon expires if it reaches its target valuation, if the company's franchise value deteriorates to a point where it no longer generates superior cash flows, if an investment position reaches more than 12% of the Fund's total portfolio value through appreciation or if better investment opportunities are identified.

      The majority of the Fund's investments are expected to be securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

      The Fund may invest in the securities of foreign companies when they are linked to the U.S. companies it has identified as having investment potential; for example, it may invest in securities of foreign issuers that are involved in mergers with U.S. companies that are held in the Fund's portfolio. Such foreign investments usually will be in the form of American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below.

      When market conditions warrant, or when the Fund's Subadviser, Arnhold and
S. Bleichroeder, Inc. ("ASB" or "Subadviser") believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") (including debt securities that have been downgraded), or in unrated debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," "High Yield Securities," and Appendix A for a description of debt security ratings.

      Although the Fund may borrow money, it has no present intention of borrowing other than for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon securities and securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GOVERNMENT FUND

    GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S.
Government Obligations" and "Debt Securities."

    The Fund may invest in mortgage-backed securities, including Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Federal Home Loan Bank (which may borrow from the U.S. Treasury to meet its obligations but the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities."

    The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 35% of its net assets in securities issued on when-issued or delayed delivery basis. See "Investment Policies" for a further discussion of these securities.

    For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


GROWTH FUND

    The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the NYSE. The Fund may also invest in ADRs and GDRs, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests.

   Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

HIGH YIELD FUND

    HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities."

    The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Investment Policies" for more information concerning these securities.

    The Fund may invest up to 35% of its total assets in securities other than High Yield Securities including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

    In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations.

    The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

    Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

    A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes or to seek capital appreciation.

    Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities" and Appendix C for a description of corporate bond ratings.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


INTERNATIONAL SECURITIES FUND

    INTERNATIONAL SECURITIES Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

    The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts." The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange. The Fund may also purchase stock index futures contracts and options thereon to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure. When the Fund purchases a stock index futures contract on foreign stocks, a corresponding foreign currency forward or foreign currency futures contract is executed to provide the same currency exposure that would result from directly owning the underlying foreign stocks. Failure to obtain such currency exposure would constitute a hedge back into U.S. dollars with respect to such index futures positions. The value of the Fund's futures positions shall not exceed 5% of the total assets in the Fund's portfolio.

    The Fund may invest in warrants, which may or may not be listed on a recognized U. S. or foreign exchange. The Fund also may enter into repurchase agreements, invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


INVESTMENT GRADE FUND

    INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Investment Policies" for additional information concerning these securities. For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations.

    The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded) or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities" and Appendix C for a description of corporate bond ratings.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND
TARGET MATURITY 2015 FUND

    TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

    TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

    TARGET MATURITY 2015 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity.

    Each Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities that are issued, or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010, and with respect to TARGET MATURITY 2015 FUND, these investments will mature no later than December 31, 2015 (such dates being herein collectively referred to as the "Maturity Date"). On its Maturity Date, a Fund's assets will be converted to cash and the cash will be distributed or reinvested in another Fund at the investor's choice.

    Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and other distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

    Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

    A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

    Each Fund primarily will purchase three types of zero coupon securities. (1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of a federal agency and instrumentality either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding security issued thereby.

    Each Fund may invest up to 35% of its total assets in the following instruments: interest- bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for Target Maturity 2007 Fund, zero coupon securities maturing beyond 2007, for Target Maturity 2010 Fund, zero coupon securities maturing beyond 2010, and for Target Maturity 2015 Fund, zero coupon securities maturing beyond 2015; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Investment Policies" for more information regarding these types of investments.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

UTILITIES INCOME FUND

    The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

    The utilities companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

    Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

    The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utilities companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. The Fund may invest up to 10% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


                               INVESTMENT POLICIES

    AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND, DISCOVERY FUND and FOCUSED EQUITY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

    INTERNATIONAL SECURITIES FUND, GROWTH FUND and FOCUSED EQUITY FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. GDRs are considered to be foreign securities by INTERNATIONAL SECURITIES FUND, GROWTH FUND and FOCUSED EQUITY FUND.

    BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    CERTIFICATES OF ACCRUAL ON U.S. TREASURY SECURITIES. GOVERNMENT FUND may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

    CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit. The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

    COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A for a description of commercial paper ratings.

    CONVERTIBLE SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND, may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser or, for GROWTH FUND and INTERNATIONAL SECURITIES FUND, the Subadviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

    DEBT SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 Fund, TARGET MATURITY 2015 FUND, and UTILITIES INCOME FUND may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See "High Yield Securities" and Appendix C for a description of corporate bond ratings.

    DEEP DISCOUNT SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

    FOREIGN GOVERNMENT OBLIGATIONS. HIGH YIELD FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

    FOREIGN SECURITIES. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND, DISCOVERY FUND and FOCUSED EQUITY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency), or such a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. The Funds currently do not intend to hedge their foreign investments against the risk of foreign currency fluctuations. Changes in the value of foreign currencies can therefore significantly affect a Fund's share price. Investing in foreign securities involves more risk than investing in securities of U.S. companies. A Fund can be affected by changes in exchange control regulations, as well as by economic and political developments. There may be less publicly available information about foreign companies than comparable U.S. companies; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards that are comparable to those applied to U.S. companies; some foreign trading markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

    INTERNATIONAL SECURITIES FUND'S, DISCOVERY FUND'S and FOCUSED EQUITY FUND'S investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

    HIGH YIELD SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, HIGH YIELD FUND and INVESTMENT GRADE FUND may invest in High Yield Securities. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

      EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. High Yield Securities rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

      THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

      CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix C for a description of corporate bond ratings.

      LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

    LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with that Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by a Fund; a Fund pays only reasonable custodian fees in connection with the loan; and the Adviser or the Subadviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. Each Fund may make loans, together with illiquid securities, not in excess of 10% of its total assets.

    MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, GOVERNMENT FUND, HIGH YIELD FUND, INVESTMENT GRADE FUND and UTILITIES INCOME FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

        Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid, resulting in larger cash payments to a Fund, and a Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

        Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

        GNMA CERTIFICATES. GNMA certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

        GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

        LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

        YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

        FHLMC SECURITIES. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

        FNMA SECURITIES. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

      GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government. Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

      STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.

    PARTICIPATION INTERESTS. Participation interests which may be held by GOVERNMENT FUND are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

    PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

    REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. GOVERNMENT FUND may enter into repurchase agreements only where the debt instrument subject to the agreement is a U.S. Government Obligation. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

    RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. No Fund, other than CASH MANAGEMENT FUND, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board or the Adviser or a Fund Subadviser has determined under Board-approved guidelines are liquid.

    Under current guidelines of the staff of the Securities and Exchange Commission ("SEC"), interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by the Board. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

    Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

    In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      OTC options and their underlying collateral are also considered illiquid investments. FOCUSED EQUITY FUND AND INTERNATIONAL SECURITIES FUND may invest in OTC options. If either of those Funds did so, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options were sold to qualified dealers who agreed that the Fund may repurchase any OTC option it wrote at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeded the intrinsic value of the option.

    STRIPPED U.S. TREASURY SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles a Fund to receive when the instrument matures. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S.
Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to a Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

    TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. U.S. Government Obligations include (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

    UTILITIES INDUSTRIES. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fund and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

    In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and line of business, creating new areas of competition with the utilities industries. This trend towards deregulation and the emergence of new entrants have caused non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

    Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes there can be no assurance that the Fund will benefit from any such changes.

    Foreign utilities companies may be more heavily regulated than U.S. utilities companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law. There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

    Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

    Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

    VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

    The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

    VARIABLE RATE DEMAND INSTRUMENTS. CASH MANAGEMENT FUND may invest in variable rate demand instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by the Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. The Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall.

    WARRANTS. FOCUSED EQUITY FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND and UTILITIES INCOME FUND may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND may invest up to 35% of its total assets in warrants. International Securities Fund may invest up to 15% of its total assets in warrants. UTILITIES INCOME FUND may invest up to 65% of its total assets in warrants.

    WHEN-ISSUED SECURITIES. FOCUSED EQUITY FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND and UTILITIES INCOME FUND may each invest up to 5%, and GOVERNMENT FUND may invest up to 25%, of its net assets in securities issued on a when-issued or delayed delivery basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of a Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

    ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of the TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

                                        PORTFOLIO TURNOVER

    Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Fund's Adviser or Subadviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

    The rate of portfolio turnover for the fiscal year ended December 31, 1997 for the BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND And UTILITIES INCOME FUND was 63%, 85%, 27%, 40%, 71%, 41%, 1%, 13% and 64%, respectively. The GOVERNMENT FUND was substantially restructured during 1997 to improve its total return. In particular, the Fund purchased seasoned, high coupon mortgage-backed bonds with very low prepayments; and the Fund purchased U.S. Treasury and Agency securities to extend its duration. In addition, the Fund occasionally bought or sold Treasury and Agency securities to make incremental changes in the Fund's duration. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1997 of 134%. The rate of portfolio turnover for the fiscal year ended December 31, 1998 for the BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, UTILITIES INCOME FUND AND GOVERNMENT FUND was 91%, 121%, 26%, 42%, 109%, 60%, 1%, 0%, 105% and 107%, respectively.


                         FUTURES AND OPTIONS STRATEGIES

    None of the Funds other than the FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND currently intends to engage in futures and options trading. The following discussion describes all of the futures and options strategies in which a Fund could legally engage. The FOCUSED EQUITY FUND engages in such strategies relatively infrequently and over relatively short periods of time. Furthermore, it is anticipated that any hedging strategy that the FOCUSED EQUITY FUND may decide to employ will most likely be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index. INTERNATIONAL SECURITIES FUND has only been authorized to buy futures contracts on foreign securities exchanges to gain exposure to a foreign securities market in advance of making purchases of equity securities in that market, to put cash at work while seeking equity securities to purchase, and to adjust country weightings by gaining exposure to a country. INTERNATIONAL SECURITIES FUND has not been authorized to take short positions in futures contracts to hedge against a decline in a foreign securities market. The FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND will only engage in strategies that are also permitted by the Commodities Futures Trading Commission ("CFTC").

    The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of, and risks associated with, using Hedging Instruments are discussed below. Use of these instruments is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which options and futures contracts are traded and the CFTC. The discussion of these strategies does not imply that the Fund will use them to hedge against risks or for any other purpose.

    Each Fund may buy and sell put and call options on stock indices in domestic or foreign securities and foreign currencies that are traded on national securities exchanges or in the OTC market to enhance income or to hedge the Fund's portfolio. Each Fund also may write put and covered call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each

Fund also may purchase put and call options to offset previously written put and call options of the same series. Each Fund also may write put and call options to offset previously purchased put and call options of the same series. Other than to offset closing transactions, each Fund will write only covered call options, including options on futures contracts.

    Each Fund may buy and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for hedging purposes. These futures contracts and related options may be on stock indices, financial indices, debt securities or foreign currencies. Each Fund also may enter into forward currency contracts.

    Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund's Subadviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on a Fund's Subadviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

    COVER FOR HEDGING AND OPTION INCOME STRATEGIES. The Funds will not use leverage in its hedging and option income strategies. The Funds will not enter into a hedging or option income strategy that exposes a Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    OPTIONS STRATEGIES. Each Fund may purchase call options on securities that a Fund's Subadviser intends to include in a Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Fund's potential loss on the option strategy to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and each Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

    Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Funds will write covered call options on securities generally when a Fund's Subadviser believes that the premium received by a Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value. Each Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, and therefore subject to a Fund's limitation on investments in illiquid securities. See "Restricted Securities and Illiquid Investments." In addition, the Funds could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

    Each Fund may purchase put and call options and write covered call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which each Fund invests.

    Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Each Fund may write covered put options in circumstances when a Fund's Subadviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

    Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as the loss of the expected benefit of the transaction.

    FOREIGN CURRENCY OPTIONS AND RELATED RISKS. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency, and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the Subadviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

    SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Fund may effectively terminate their right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities or currencies under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index, security or currency and the market value of the option.

    The value of an option position will reflect, among other things, the current market price of the underlying security, stock index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, stock index or currency and general market conditions. For this reason, the successful use of options depends upon a Fund's Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

    Options normally have expiration dates of up to nine months. Unless an option purchased by each Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

    A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because each Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair each Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

    Stock index options are settled exclusively in cash. If a Fund purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

    Each Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

    FUTURES STRATEGIES. Each Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Funds may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Funds may sell foreign currency futures contracts when a Fund's Subadviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to each Fund of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a Fund's Subadviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, each Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect a Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. Each Fund also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. Each Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. Each Fund may purchase put options or write call options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities.

    Each Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of each Fund's portfolio. To the extent that a portion of each Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. Each Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

    Each Fund may purchase call options on stock index futures to hedge against a market advance in equity securities that each Fund plans to purchase at a future date. Each Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. Each Fund also may purchase put options on stock index futures contracts.

    Each Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. Each Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by each Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. Each Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

    Each Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that each Fund plans to acquire at a future date. Each Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

    SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

    FUTURES GUIDELINES. To the extent that the Funds enter into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of a Fund's liquidation value, after taking into account unrealized profits and losses on any contracts into which a Fund has entered. This does not limit a Fund's assets at risk to 5%. In addition, the value of all futures sold will not exceed the total market value of a Fund's portfolio.

    SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, each Fund is required to deposit with its respective custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

    Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

    Successful use by a Fund of futures contracts and related options will depend upon the respective Fund's Subadviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities or currencies being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying securities or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

    Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures contracts and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, each Fund would continue to be required to make variation margin payments.

    Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

    Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities or currencies being hedged.

    Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, each Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

    FORWARD CURRENCY CONTRACTS. A Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

    A Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date of which such payments are made or received.

    A Fund also may use forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that its Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

    The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. Unless the Fund's obligations under a forward contract are covered, the Fund will enter into a forward contract only if the Fund maintains cash assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

    At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that new forward contracts or offsets always will be available for the Fund. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.


                             INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Life Series Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of Life Series Fund. As provided in the Investment Company Act of

1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

    The investment restrictions provide that, among other things, a Fund will not:

    (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its total assets.

    (2) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND's use of options, futures contracts or options on futures contracts.

    (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, Life Series Fund's Board of Trustees may, on the request of broker-dealers or other unaffiliated institutional investors which they deem qualified, authorize a Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser or Subadviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans is greater than an amount equal to 10% of the Fund's total assets.

    (4) Purchase, with respect to only 75% of a Fund's assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; provided that this limitation in (4) (a) does not apply to the FOCUSED EQUITY FUND; or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

    (5) Purchase securities on margin (but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities); provided, however, that FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND may make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

    (6) Make short sales of securities.

    (7) Buy or sell puts,  calls,  straddles or spreads,  except,  as to FOCUSED
EQUITY FUND and INTERNATIONAL SECURITIES FUND, with respect to options on securities, securities indices and foreign currencies or on futures contracts.

    (8) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    (9) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

    (10) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral explorations; provided, however, a Fund may invest in securities secured by real estate or interests in real estate, and FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

    (11) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of a Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

    (12) Concentrate investments in any particular industry, except that UTILITIES INCOME FUND may concentrate its investments in securities of companies in the public utilities industry.

    (13) Purchase or retain securities issued by an issuer any of whose officers, directors or security-holders is an officer or director, or Trustee of the Trust or of its investment adviser if or so long as the officers, directors and Trustees of the Trust and of its investment adviser, together, own beneficially more than 5% of any class of the securities of such issuer.

    The following investment restriction is not fundamental and can be changed without prior shareholder approval:

    1. A Fund will not purchase any security if, as a result, more than 15% (10% for CASH MANAGEMENT FUND) of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.


                              TRUSTEES AND OFFICERS

    The following table lists the Trustees and executive officers of Life Series Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

JAMES J. COY (84),  Emeritus  Trustee,  90 Buell Land,  East Hampton,  NY 11937.
Retired;  formerly  Senior  Vice  President,   James  Talcott,  Inc.  (financial
institution).

GLENN O. HEAD*+ (73), President and Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors
Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (43), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (51), Trustee. Assistant Secretary, ADM, EIC, EIMCO, FICC, and FIMCO; Secretary and General Counsel, FIC.

REX R. REED** (76), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT   RUBINSTEIN**  (77),  Trustee,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (67), Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (66), Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (69), Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (41), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.



* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Trustees are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      The Trustees and officers, as a group, owned less than 1% of shares of any Fund.

    All of the officers and Trustees hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors
Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

    The following table lists compensation paid to the Trustees of Life Series Fund for the fiscal year ended December 31, 1998.



                                     TOTAL
                                     COMPENSATION
                                     FROM FIRST
                      AGGREGATE      INVESTORS FAMILY
                      COMPENSATION   OF FUNDS PAID TO
 TRUSTEE              FROM FUND*     TRUSTEE*+
 -------              ----------     ---------


James J. Coy**           $-0-            $-0-
Roger L. Grayson***      $-0-            $-0-
Glenn O. Head            $-0-            $-0-
Kathryn S. Head          $-0-            $-0-
Larry R. Lavoie****      $-0-            $-0-
Rex R. Reed               $--             $--
Herbert Rubinstein        $--             $--
James M. Srygley          $--             $--
John T. Sullivan         $-0-            $-0-
Robert F. Wentworth       $--             $--
Nancy Schaenen(1)         $--             $--


---------------------

* Compensation to officers and interested Trustees of Life Series Fund is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Trustee of Life Series Fund. Mr. Coy currently serves as an Emeritus Trustee. Mr. Coy is paid by the Adviser.
*** On August 20, 1998, Mr. Grayson resigned as a Trustee of the Fund.
****On September 17, 1998, Mr. Lavoie was elected by the Board of Trustees to serve as a Trustee.
+ The First Investors Family of Funds consists of 15 separate registered investment companies.
(1) The dollar compensation shown for Ms. Schaenen is lower than that for the other Trustees because Ms. Schaenen was absent from one Board Meeting and did not receive compensation for that Board Meeting.



                                   MANAGEMENT

    ADVISER. Investment advisory services to the Funds are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the shareholders of each Fund. The Board of Trustees is responsible for overseeing the management of the Funds.

    Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide Life Series Fund and each Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Life Series Fund and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the applicable Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of that Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

    Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                  Annual
Average Daily Net Assets                                           Rate
------------------------                                           ----

Up to $250 million..........................................        0.75%
In excess of $250 million up to $500 million................        0.72
In excess of $500 million up to $750 million................        0.69
Over $750 million...........................................        0.66

    The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Richard Guinnessey, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

    First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

    Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

    For the fiscal year ended December 31, 1996, BLUE CHIP FUND's advisory fees were $611,681, CASH MANAGEMENT FUND's advisory fees were $23,439, net of a waiver of $5,860, DISCOVERY FUND's advisory fees were $450,910, GOVERNMENT FUND's advisory fees were $54,997, net of a waiver of $13,749, GROWTH FUND's advisory fees were $475,966, HIGH YIELD FUND's advisory fees were $338,303, INTERNATIONAL SECURITIES FUND's advisory fees were $364,115, INVESTMENT GRADE FUND's advisory fees were $96,305, net of a waiver of $24,076, TARGET MATURITY 2007 FUND's advisory fees were $73,502, net of a waiver of $18,376; TARGET MATURITY 2010 FUND's advisory fees were $5,014, net of a waiver of $1,254 and UTILITIES INCOME FUND's advisory fees were $119,506, net of a waiver of $29,876.

    For the fiscal year ended December 31, 1997, BLUE CHIP FUND's advisory fees were $965,995, CASH MANAGEMENT FUND's advisory fees were $27,384, net of a waiver of $6,846, DISCOVERY FUND's advisory fees were $640,895, GOVERNMENT FUND's advisory fees were $54,162, net of a waiver of $13,541, GROWTH FUND's advisory fees were $777,312, HIGH YIELD FUND's advisory fees were $407,953, INTERNATIONAL SECURITIES FUND's advisory fees were $512,589, INVESTMENT GRADE FUND's advisory fees were $98,694, net of a waiver of $24,674, TARGET MATURITY 2007 FUND's advisory fees were $101,588, net of a waiver of $25,397; TARGET MATURITY 2010 FUND's advisory fees were $21,425, net of a waiver of $5,356 and UTILITIES INCOME FUND's advisory fees were $162,992, net of a waiver of $40,748. For the fiscal year ended December 31, 1997, the Adviser voluntarily reimbursed expenses for CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND in the amounts of $10,586, $12,100, $15,884, $10,255, $3,617 and $7,919,
respectively.

    For the fiscal year ended December 31, 1998, BLUE CHIP FUND's advisory fees were $1,332,265, CASH MANAGEMENT FUND's advisory fees were $30,973, net of a waiver of $7,743, DISCOVERY FUND's advisory fees were $775,442, GOVERNMENT FUND's advisory fees were $60,097, net of a waiver of $15,024, GROWTH FUND's advisory fees were $1,156,103, HIGH YIELD FUND's advisory fees were $476,199, INTERNATIONAL SECURITIES FUND's advisory fees were $630,772, INVESTMENT GRADE FUND's advisory fees were $115,165, net of a waiver of $28,791, TARGET MATURITY 2007 FUND's advisory fees were $138,611, net of a waiver of $34,652; TARGET MATURITY 2010 FUND's advisory fees were $42,953, net of a waiver of $10,738 and UTILITIES INCOME FUND's advisory fees were $246,125, net of a waiver of $61,531. For the fiscal year ended December 31, 1997, the Adviser voluntarily reimbursed expenses for CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, and TARGET MATURITY 2010 FUND in the amounts of $7,391, $2,425, $3,625, $5,370, and $1,042 respectively.

    SUBADVISERS. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund as the investment subadviser to INTERNATIONAL SECURITIES FUND and GROWTH FUND under a subadvisory agreement dated June 13, 1994. Arnhold and S. Bleichroeder, Inc. has been retained by the Adviser and Life Series Fund as the investment Subadviser to FOCUSED EQUITY FUND under a subadvisory agreement dated _____, 1999. (The subadvisory agreements with WMC and ASB shall collectively be referred to as the "Subadvisory Agreements".)

    The Subadvisory Agreements provide that they will continue, with respect to a Fund, for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board of Trustees or a majority of the outstanding voting securities of that Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreements provide that they will terminate automatically, with respect to a Fund, if assigned or upon the termination of the Advisory Agreement, and that it may be terminated without penalty by the Board of Trustees or a vote of a majority of the outstanding voting securities of that Fund, upon not more than 60 days' written notice, or by the Adviser or Subadviser on not more than 30 days' written notice. The Subadvisory Agreements provide that WMC and ASB will not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence (with respect to the Subadvisory Agreement with ASB, negligence) or reckless disregard of duty.

    Under the Subadvisory Agreement with WMC, the Adviser will pay to WMC a fee at an annual rate of 0.400% of the average daily net assets of the INTERNATIONAL SECURITIES FUND and GROWTH FUND, respectively, up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee is calculated separately for each Fund. WMC voluntarily has agreed to waive its fees on the first $50 million of the daily net assets of GROWTH FUND to an annual rate of 0.325%. The Adviser will retain the portion of those fees waived by WMC.

    For the fiscal year ended December 31, 1996, WMC received $192,042 for its services with respect to INTERNATIONAL SECURITIES FUND and $199,147 for its services with respect to GROWTH FUND. For the fiscal year ended December 31, 1997, WMC received $250,449 for its services with respect to the INTERNATIONAL SECURITIES FUND and $310,010 for its services with respect to GROWTH FUND. For the fiscal year ended December 31, 1998, WMC received $293,747 for its services with respect to the INTERNATIONAL SECURITIES FUND and $449,133 for its services with respect to GROWTH FUND.

        Under the Subadvisory Agreement with ASB, the Adviser will pay to ASB a fee at an annual rate of 0.400% of the average daily net assets of the FOCUSED EQUITY FUND up to and including $100 million; 0.275% of the average daily net assets in excess of $100 million up to and including $500 million, and 0.200% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly.


                        DETERMINATION OF NET ASSET VALUE

    Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Interactive Data Corporation provides pricing services for corporate debt securities and foreign equity securities. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of Life Series Fund's officers in a manner specifically authorized by the Board of Trustees.

    "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

    The CASH MANAGEMENT FUND values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The Board of Trustees of Life Series Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

        EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

        1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

        2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

        3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

        4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

    The Adviser, WMC or ASB, as applicable, may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions with other dealers or underwriters. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser, WMC or ASB normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser, WMC or ASB may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser, WMC or ASB may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to a Fund the Adviser, WMC or ASB may utilize a broker to purchase OTC securities and pay a commission.

    In purchasing and selling portfolio securities on behalf of a Fund, the Adviser, WMC or ASB will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser, WMC or ASB may use commissions or dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's

Directors' Analytical Data concerning Fund performance and fees. The Adviser may use the research and other services to service any or all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser or Subadvisers and the Fund's Board to analyze a fund's performance relative to other comparable funds. The Subadvisers may use research obtained with commissions to service their other clients.

    In selecting the broker-dealers to execute a Fund's portfolio transactions, the Adviser, WMC or ASB may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser and WMC do not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser or WMC participates in commissions generated by portfolio orders placed on behalf of a Fund. ASB or an affiliate of ASB may execute brokerage transactions on behalf of the FOCUSED EQUITY FUND. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to ASB or any affiliate of ASB are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

    The Adviser and Subadvisers may combine transaction orders placed on behalf of any of the Funds with the orders of their other advisory clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees. In addition, some securities considered for investment by a Fund may also be appropriate for other Funds and/or clients served by WMC or ASB. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other funds or clients serviced by a Subadviser are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by WMC or ASB, as applicable.

    Brokerage commissions for the fiscal year ended December 31, 1996 are as follows: BLUE CHIP FUND paid $107,473 in brokerage commissions. Of that amount, $46,425 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $26,460,832. INTERNATIONAL SECURITIES FUND paid $192,286 in brokerage commissions. Of that amount, $4,302 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $2,972,468. DISCOVERY FUND paid $98,732 in brokerage commissions. Of that amount, $50,064 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $19,630,693. GROWTH FUND paid $70,083 in brokerage commissions. Of that amount, $10,277 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $8,999,871. HIGH YIELD FUND paid $418 in brokerage commissions, all of which was in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $125,354. UTILITIES INCOME FUND paid $55,051 in brokerage commissions. Of that amount, $13,900 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,966,660. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.

    Brokerage commissions for the fiscal year ended December 31, 1997 are as follows: BLUE CHIP FUND paid $194,635 in brokerage commissions. Of that amount, $108,092 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $87,860,801. INTERNATIONAL SECURITIES FUND paid $231,957 in brokerage commissions. Of that amount, $10,203 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $10,445,470. DISCOVERY FUND paid $136,562 in brokerage commissions. Of that amount, $60,163 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $23,951,040. GROWTH FUND paid $68,509 in brokerage commissions. Of that amount, $11,029 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $9,446,682. HIGH YIELD FUND paid $158 in brokerage commissions. Of that amount, $44 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $10,929. UTILITIES INCOME FUND paid $68,591 in brokerage commissions. Of that amount, $8,562 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $3,767,423. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.

    Brokerage commissions for the fiscal year ended December 31, 1998 are as follows: BLUE CHIP FUND paid $379,563 in brokerage commissions. Of that amount, $22,481 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $20,830,218. INTERNATIONAL SECURITIES FUND paid $392,248 in brokerage commissions. Of that amount, $7,375 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $7,052,426. DISCOVERY FUND paid $232,266 in brokerage commissions. Of that amount, $13,667 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,380,076. GROWTH FUND paid $89,395 in brokerage commissions. Of that amount, $17,916 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $14,375,011. UTILITIES INCOME FUND paid $125,967 in brokerage commissions. Of that amount, $12,540 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $9,302,550. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.


                                      TAXES

    Shares of the Funds are offered only to the Separate Accounts that fund the Policies and Contracts. See the applicable Separate Account Prospectus for a discussion of the special taxation of First Investors Life with respect to those accounts and of the Policyowners and Contractholders.

    To qualify or continue to qualify for treatment as a registered investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund - each Fund being treated as a separate corporation for these purposes-must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND, DISCOVERY FUND and HIGH YIELD FUND (each a "Foreign Fund"), net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for a Foreign Fund, foreign currencies, or other income (including, for gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or, for a Foreign Fund, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

    If any Fund failed to qualify for  treatment as a RIC for any taxable  year,
(1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each Separate Account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts and Policies supported by those accounts would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    Each Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code, and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code (described above), place certain limitations on the assets of each Separate Account -- and of each Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of the related Separate Account -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders and Policyowners other than as described in the Prospectuses of the Separate Accounts.

    Dividends and interest received by a Foreign Fund, and gains realized by a Foreign Fund, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

    Each of INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND and DISCOVERY FUND may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which such a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if either Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND or DISCOVERY FUND invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Each of INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND and DISCOVERY FUND may elect to "mark-to-market" its stock in any PFICs. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

    FOCUSED EQUITY FUND, HIGH YIELD FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND and UTILITIES INCOME FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    FOCUSED EQUITY FUND'S and INTERNATIONAL SECURITIES FUND'S use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND will realize in connection therewith. Gains from a Foreign Fund's disposition of foreign currencies (except gains that may be excluded by future regulations), and in the case of Focused Equity Fund and International Securities Fund gains from options, futures and forward currency contracts it derives with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

    If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale by a Fund if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that

60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).



                             PERFORMANCE INFORMATION

    A Fund may advertise its top holdings from time to time. A Fund may advertise its performance in various ways.

    Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


            T=[(ERV/P)^(1/n)]-1

    The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:


            (ERV-P)/P  = TOTAL RETURN

    Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").


    Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

    Average annual total return and total return computed at net asset value for the periods ended December 31, 1998 are set forth in the following tables:

AVERAGE ANNUAL TOTAL RETURN1



                   ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND(2)
                   --------   ----------   ---------   ---------------

BLUE CHIP
DISCOVERY
GOVERNMENT
GROWTH
HIGH YIELD
INTERNATIONAL
INVESTMENT
GRADE
TARGET 2007
TARGET 2010
UTILITIES
INCOME


-----------------------



1 Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for the Funds are as follows: BLUE CHIP - March 8, 1990; DISCOVERY - November 9, 1987; GOVERNMENT - January 7, 1992; GROWTH - November 9, 1987; HIGH YIELD - November 9, 1987; INTERNATIONAL SECURITIES - April 16, 1990; INVESTMENT GRADE - January 7, 1992; TARGET 2007 - April 26, 1995; TARGET 2010 - April 30, 1996; and UTILITIES INCOME - November 15,1993.


TOTAL RETURN1

                   ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND(2)
                   --------   ----------   ---------   ---------------

BLUE CHIP
DISCOVERY
GOVERNMENT
GROWTH
HIGH YIELD
INTERNATIONAL
INVESTMENT GRADE
TARGET 2007
TARGET 2010
UTILITIES INCOME

1 Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for the Funds are as follows: BLUE CHIP - March 8, 1990; DISCOVERY - November 9, 1987; GOVERNMENT - January 7, 1992; GROWTH - November 9, 1987; HIGH YIELD - November 9, 1987; INTERNATIONAL SECURITIES - April 16, 1990; INVESTMENT GRADE - January 7, 1992; TARGET 2007 - April 26, 1995; TARGET 2010 - April 30, 1996; and UTILITIES INCOME - November 15,1993.

    Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.

    From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, a Fund's portfolio holdings, such as:

    Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

    Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

    Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

    Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

    THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

    Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

    Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

    Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

    The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

    Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

    Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

    Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

    The  NYSE   composite  of  component   indices--unmanaged   indices  of  all
    industrial, utilities, transportation, and finance stocks listed on the NYSE.

    Moody's Stock Index, an unmanaged index of utility stock performance.

    Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

    Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

    Reuters, a wire service that frequently reports on global business.

    Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

    Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

    Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

    Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

    Standard & Poor's 400 Midcap Index is an unmanaged capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

    Standard & Poor's Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

    Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

    From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION

    ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into thirteen separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

    CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

    TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

    AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders receive semi-annual and annual reports of the Fund, including audited financial statements, and a list of securities owned.

    LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036 serves as counsel to the Fund.

    SHAREHOLDER LIABILITY. Life Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Life Series Fund. The Declaration of Trust however, contains, an express disclaimer of shareholder liability for acts or obligations of Life Series Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Life Series Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Life Series Fund of any shareholder held personally liable for the obligations of Life Series Fund. The Declaration of Trust also provides that Life Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Life Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Life Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Life Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

    5% SHAREHOLDERS. As of September 30, 1999 the following owned of record or beneficially 5% or more of the outstanding shares of the Fund listed below:

FUND                          % OF SHARES    SHAREHOLDER
----                          -----------    -----------



    TRADING BY PORTFOLIO MANAGERS AND OTHER ACCESS PERSONS. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Life Series Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

    Standard & Poor's Rating Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

    Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

    -   Leading market positions in well-established industries.
    -   High rates of return on funds employed.
    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S
-----------------

    S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

    MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C
                      DESCRIPTION OF CORPORATE BOND RATINGS


STANDARD & POOR'S RATINGS GROUP
-------------------------------

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1.Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2.Nature of and provisions of the obligation;

    3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

    CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

    C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI The rating "CI" is reserved for income bonds on which no interest is being paid.

    D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

    Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

    A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.         Exhibits
                 --------

      (a)        Declaration of Trust(2)

      (b)        By-laws(2)

      (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust dated June 12, 1985, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

      (d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc., including form of Schedule A relating to Zero Coupon 2007 Series(1)

      (d)(ii) Subadvisory Agreement relating to International Securities Fund and Growth Fund(1)

      (d)(iii)   Subadisory Agreement relating to Focused Equity Fund(5)

      (e)        Underwriting Agreement - none

      (f)        Bonus, profit sharing or pension plans - none

      (g)(i)     Custodian Agreement between Registrant and Irving Trust
                 Company(3)

         (ii) Custodian Agreement between Registrant and Brown Brothers Harriman & Co. relating to International Securities Fund(3)

         (iii) Supplement to Custodian Agreement between Registrant and The Bank of New York(3)

      (h)(i) Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.(3)

         (i)     Opinion and Consent of Counsel(5)

      (j)(i)     Consent of Independent Accountants(5)

         (ii)    Powers of Attorney(2)

      (k)        Financial statements omitted from prospectus -none

      (l)        Initial capital agreements(4)

      (m)        Distribution Plan - none

      (n)        Financial Data Schedules - none

      (o)        18f-3 Plan - none

----------
1 Incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 2-98409) filed on February 15, 1995.

2 Incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No. 2-98409) filed on October 2, 1995.

3 Incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-98409) filed on February 14, 1996.

4 Incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 2-98409) filed on October 21, 1996.

5     To be filed subsequently.


Item 24.     Persons Controlled by or Under Common Control with  Registrant
             --------------------------------------------------------------

             There are no persons controlled by or under common control with the Registrant.


Item 25.     Indemnification
             ---------------

             Article XI, Section 2 of Registrant's Declaration of Trust provides as follows:

             "Section 2.

      (a) Subject to the exceptions and limitations contained in Section (b) below:

      (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)    No indemnification shall be provided hereunder to a Covered Person:

      (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

      (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

             (A)   by the court or other body approving the settlement; or

             (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

             (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2."

             The general effect of this Indemnification will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a Trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office.

   The Registrant's Investment Advisory Agreement provides as follows:

The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.


Item 26.     (a)  Business and Other Connections of Investment Adviser

             First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."

             (b) Business and Other Connections of Subadvisers

      (i) Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).

      (ii) Arnhold and S. Bleichroeder, Inc. ("ASB") is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of ASB, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ASB pursuant to the Advisers Act (SEC File No. 801-02114).


Item 27.     Not applicable.


Item 28.     Location of Accounts and Records
             --------------------------------

             Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 29.     Management Services
             -------------------

             Not Applicable.


Item 30.     Undertakings
             ------------

             The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 25 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 22nd day of July, 1999.

                                             FIRST INVESTORS LIFE SERIES FUND


                                             By: /s/ Glenn O. Head
                                                 -----------------
                                                    Glenn O. Head
                                                    President and Trustee


        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 25 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Glenn O. Head                     Principal Executive        July 22, 1999
----------------------------------    Officer and Trustee
Glenn O. Head


/s/ Joseph I. Benedek                 Principal Financial        July 22, 1999
----------------------------------    and Accounting Officer
Joseph I. Benedek


        Kathryn S. Head*              Trustee                    July 22, 1999
----------------------------------
Kathryn S. Head


/s/ Larry R. Lavoie                   Trustee                    July 22, 1999
----------------------------------
 Larry R. Lavoie


      Herbert Rubinstein*             Trustee                    July 22, 1999
----------------------------------
Herbert Rubinstein


        Nancy Schaenen*               Trustee                    July 22, 1999
----------------------------------
Nancy Schaenen


       James M. Srygley*              Trustee                    July 22, 1999
----------------------------------
James M. Srygley


       John T. Sullivan*              Trustee                    July 22, 1999
----------------------------------
 John T. Sullivan

          Rex R. Reed*                Trustee                    July 22, 1999
----------------------------------
 Rex R. Reed

      Robert F. Wentworth*            Trustee                    July 22, 1999
----------------------------------
Robert F. Wentworth





*By:  /s/ Larry R. Lavoie
      -------------------
        Larry R. Lavoie
        Attorney-in-fact

                                          INDEX TO EXHIBITS

Exhibit
Number                   Description
------                   -----------

23(a)                    Declaration of Trust(2)

23(b)                    By-laws(2)

23(c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust dated June 12, 1985, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

23(d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc., including form of Schedule A relating to Zero Coupon 2007 Series(1)

23(d)(ii)                Subadvisory  Agreement  relating  to  International
                         Securities Fund and Growth Fund(1)

23(d)(iii)               Subadvisory   Agreement   relating  to  Focused  Equity
                         Fund(5)

23(e)                    Underwriting Agreement - none

23(f)                    Bonus or Profit Sharing Contracts--None

23(g)(i)                 Custodian Agreement between Registrant and Irving Trust
                         Company(3)

23(g)(ii)                Custodian Agreement between Registrant and Brown
                         Brothers Harriman & Co. relating to International
                         Securities Fund(3)

23(g)(iii)               Supplement to Custodian  Agreement  between  Registrant
                         and The Bank of New York(3)

23(h)(i) Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.(1)

23(i)                    Opinion and Consent of Counsel(5)

23(j)(i)                 Consent of independent accountants(5)

23(j)(ii)                Powers of Attorney(2)

23(k)                    Omitted Financial Statements -- None

23(l)                    Initial Capital Agreements(4)

23(m)                    Distribution Plan - none

23(n)                    Financial Data Schedules - none

23(o)                    Rule 18f-3 Plan - none

---------------
1     Incorporated  by  reference  from  Post-Effective   Amendment  No.  15  to
      Registrant's Registration Statement (File No. 2-98409) filed on February 15, 1995.

2     Incorporated  by  reference  from  Post-Effective   Amendment  No.  17  to
      Registrant's Registration Statement (File No. 2-98409) filed on October 2, 1995.

3     Incorporated  by  reference  from  Post-Effective   Amendment  No.  18  to
      Registrant's Registration Statement (File No. 2-98409) filed on February 14, 1996.

4     Incorporated  by  reference  from  Post-Effective   Amendment  No.  20  to
      Registrant's Registration Statement (File No. 2-98409) filed on October 21, 1996.

5     To be filed subsequently.